Exhibit 10.86

THIS DEED OF AMENDMENT is made the 24th day of February 2017

BETWEEN:

(1)	BGC SERVICES (HOLDINGS) LLP, (the “Partnership”), of One Churchill Place London E14 5RD; and

(2)	SEAN WINDEATT (the “Individual Member”)

With effect from February 24, 2017 (the “Effective Date”) the Deed made between the Individual Member and BGC Services Holdings LLP dated 22 January 2014 (the “Deed”) shall be varied and amended as follows:

SCHEDULE 1: INDIVIDUAL MEMBER’S TERMS AND CONDITIONS

1.    DURATION OF MEMBERSHIP:

Clause 1.1 of Schedule 1 to the Deed is hereby deleted in its entirety and     replaced with the following:

“Membership is for a minimum initial period of up to and including 31 March 2024, unless terminated in accordance with this Deed or the provisions of the Partnership Deed (the “Initial Period”), and commencing 1 April 2022, either the Individual Member or the Partnership may at any time give twelve (12) months’ advance notice (the “Notice Period”) to the other in writing to terminate the Individual Member’s Membership, and (ii) such termination of Membership shall be effective upon the expiration of such Notice Period. Membership shall, unless terminated earlier in accordance with the terms of this Deed, continue following 31 March 2024 on the same terms and conditions set forth in this Deed until expiration of the Notice Period (such time period between 31 March 2024 and the expiration of the Notice Period shall be referred to as the “Renewal Period”). Any such notice given by the Individual Member or the Partnership hereunder shall also be delivered simultaneously in writing by the Individual Member or Partnership (as appropriate) to BGC Partners, Inc., c/o General Counsel, 499 Park Avenue, New York, NY 10022. Such notice shall be delivered by hand, electronic mail or overnight courier and shall be effective at such time as it is received by both the Individual Member or the Partnership, as the case may be, and by BGC Partners, Inc.”

2.     Clause 4.1 of Schedule 1 to the Deed is hereby deleted in its entirety and replaced with the following:

“Either party must give notice to the other in writing to terminate the Individual Member’s Membership in accordance with Clause 1.1. The notice will terminate the Individual Member’s Membership upon the expiry of the Initial Period or subsequent Renewal Period (as appropriate), following which the Individual Member shall become an Outgoing Member and shall cease to be an Individual Member save to the extend set out in the Partnership Deed.”

3.	All references in Clause 7.3 of the Deed (which replaces clause 16.3(A) and 16.3(B) of the Partnership Deed) to “forty-eight (48),” “eighteen (18)”, and “twelve (12)” shall, in each instance, be replaced with “twenty-four (24)”.

4.	The following shall be added as Clause 7.7 to the Deed:

“In the event the Partnership exercises its right under this Deed to place the Individual Member on Garden leave, then the length of the restrictions set out in clauses 16.3 (A) and (B) above shall be reduced by any period(s) spent by the Individual Member on Garden Leave prior to the termination of his Membership.”

All other terms and conditions of the Individual Member’s membership are unaffected and remain as set out in the Deed, Schedule 1 to the Deed and the Partnership Deed. In particular, the Individual Member acknowledges and agrees that he will be bound by all the obligations set out in clause 7.3 of Schedule 1 to the Deed (as amended herein) and clause 20 (Confidential Information) of the Partnership Deed.

IN WITNESS WHEREOF the parties have executed this Deed the day and year first above written.

SIGNED and DELIVERED as a	)
DEED by BGC SERVICES	)
(HOLDINGS) LLP acting by:	) /s/ James Lightbourne
(●) James Lightbourne

Witnessed	/s/ Amanda Dannahy
(●) Amanda Dannahy

Name:

Address:	1 Churchill Place
Canary Wharf
London E14 5RD

SIGNED and DELIVERED as a	)
DEED by SEAN WINDEATT	)
) /s/ Sean Windeatt
(●) Sean Windeatt

Witnessed	/s/ Faye Eden
(●) Faye Eden

Name:

Address:	1 Churchill Place
Canary Wharf
London E14 5RD

[Deed of Amendment between BGC Services (Holdings) LLP and Sean Windeatt, dated February 24, 2017]